UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 13, 2008

Tix Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-24592 (Commission File Number)	95-4417467 (I.R.S. Employer Identification Number)

12001 Ventura Place, Suite 340
Studio City, California 91604
(Address of Principal Executive Offices, including Zip Code)

(818) 761-1002
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

February 13, 2008 - TIX CORPORATION (OTCBB: TIXC) issued a press release announcing that it has entered into a non-binding Letter of Agreement with John Ballard, Steve Boulay, and Bruce Granath to purchase, NewSpace Entertainment, Inc.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1
Press release dated February 13, 2008, announcing that that it has entered into a non-binding Letter of Agreement with John Ballard, Steve Boulay, and Bruce Granath to purchase, NewSpace Entertainment, Inc .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Tix Corporation

	By:	/s/ Matthew Natalizio
Matthew Natalizio
Dated: February13, 2008		Chief Financial Officer